CHOU AMERICA MUTUAL FUNDS (THE "TRUST")
SUPPLEMENT DATED SEPTEMBER 25, 2015 TO
THE PROSPECTUS DATED MAY 1, 2015

The follow paragraphs shall be inserted after the section titled “Preferred Stock Risk”, on page 5 of the Prospectus:

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

The Fund currently has a large shareholder controlled by the Fund’s Portfolio Manager. The shareholder has, and may continue to, pledge some or all of its Fund shares to secure loans.  The shareholder may redeem shares at any time to repay its loans or to raise cash for other purposes.  In addition, a loan default may result in the lender redeeming any pledged shares.

The follow paragraphs shall be inserted after the section titled “Preferred Stock Risk”, on page 12 of the Prospectus:

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

The Fund currently has a large shareholder controlled by the Fund’s Portfolio Manager. The shareholder has, and may continue to, pledge some or all of its Fund shares to secure loans.  The shareholder may redeem shares at any time to repay its loans or to raise cash for other purposes. In addition, a loan default may result in the lender redeeming any pledged shares.

The follow line shall be inserted into the table titled “Principal Risk Factors”, after the line titled “Prepayment Risk” on page 17 of the Prospectus:

Principal Risk Factors	Opportunity Fund	Income Fund
Redemption Risk	X	X

The follow paragraph shall be inserted after the section titled “Prepayment Risk”, on page 23 of the Prospectus:

Redemption Risk. The Funds could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. The Funds may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

The Funds each currently have a large shareholder controlled by the Funds’ Portfolio Manager. The shareholder has, and may continue to, pledge some or all of its shares of each Fund to secure loans.  The shareholder may redeem shares at any time to repay its loans or to raise cash for other purposes. In addition, a loan default may result in the lender redeeming any pledged shares.

For more information, please contact the Fund at (877) 682-6352 (toll free).

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CHOU AMERICA MUTUAL FUNDS (THE "TRUST")
SUPPLEMENT DATED SEPTEMBER 25, 2015 TO
THE STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”)
DATED MAY 1, 2015 AS SUPPLEMENTED JUNE 5, 2015 AND JULY 6, 2015

The second paragraph in the section titled “Conflicts of Interest”, on page 32 of the SAI is hereby deleted in its entirety and replaced with the following:

The management of multiple accounts may result in the Portfolio Manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts also are made consistent with a client’s individual investment objective and needs (including the need to meet shareholder redemption or purchase requests, in the case of a client that is a pooled investment vehicle, such as a mutual fund). Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. Chou may seek to manage such competing interests by: (1) having the Portfolio Manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable to differences in investment guidelines and timing of cash flows. Chou also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Funds may abuse their fiduciary duties to the Funds.

For more information, please contact the Fund at (877) 682-6352 (toll free).

* * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.